LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Developing Local Markets Fund

Lord Abbett Global Allocation Fund

Supplement dated December 23, 2009

to the Prospectus and

Statement of Additional Information dated May 1, 2009

(All Share Classes)

Effective March 31, 2010, each Fund will no longer offer Class B shares, as follows:

Effective March 31, 2010 (the “Effective Date”), each Fund will no longer make its Class B shares available for purchase by new or existing investors. As of the Effective Date, Class B shares will only be issued: (i) upon the exchange of Class B shares from another Lord Abbett Fund; or (ii) to purchase shares in connection with a reinvestment of a dividend and/or capital gain distribution. Any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by the Funds (or their authorized agents) after 4:00 p.m. Eastern time on the Effective Date will be deemed to be a purchase order for Class A shares and would be subject to any applicable Class A sales charge.

After the Effective Date, Class B shareholders who participate in automatic investment programs will no longer be able to make automatic investments into Class B shares. Shareholders that want to continue their participation in automatic investment programs must make an election prior to the Effective Date to change their automatic investments to purchase either Class A or Class C shares. If we receive no election from a shareholder before the Effective Date regarding their automatic investment program, the program will terminate on the Effective Date.

Shareholders owning Class B shares as of the Effective Date may continue to hold those shares (and any Class B shares acquired after the Effective Date pursuant to an exchange or distribution reinvestment). As described in each Fund’s Prospectus, Class B shares will continue to be subject to any applicable contingent deferred sales charge and automatically will convert to Class A shares after approximately 8 years from the date of purchase.

Effective December 23, 2009, the following replaces the subsections titled “The Fund – Management – Portfolio Managers,” and “The Fund – Management – Developing Local Markets Fund” in the Prospectus:

Portfolio Managers. For the Developing Local Markets Fund, the Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide country, industry, sector and macroeconomic research and analysis. For the Global Allocation Fund, Lord Abbett’s Asset Allocation Committee oversees and reviews the allocation and investment of the Fund’s assets in the underlying funds. The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Developing Local Markets Fund. Robert I. Gerber, Partner and Chief Investment Officer, and Leah G. Traub, Portfolio Manager and Director, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Gerber joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management and has been a member of the team since 2001.

Ms. Traub joined Lord Abbett in 2007 as a quantitative analyst, providing quantitative support for Lord Abbett’s Fixed Income and International Equity products. She has served as a quantitative analyst for the Fund since joining Lord Abbett. Previously, she was a Research Economist at Princeton Economics Group (2006-2007), a Teaching Assistant and Lecturer at Rutgers University Economics Department (2004-2007), and a Research Assistant at the National Bureau of Economic Research (2005-2006). Ms. Traub has been a member of the team since 2009.

The following changes reflect the addition of Robert I. Gerber as a portfolio manager for the Developing Local Markets Fund.

1.	The following replaces the first paragraph and the rows of the table regarding the Developing Local Markets Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” in the Statement of Additional Information:

As stated in the prospectus, the Developing Local Markets Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide country, industry, sector and macroeconomic research and analysis. Robert I. Gerber and Leah G. Traub are jointly and primarily responsible for the day-to-day management of the Developing Local Markets Fund.

Other Accounts Managed (# and Total Assets+)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Local Markets Fund	Robert I. Gerber*	6/$2,648.7	0/$0.0	0/$0.0
	Leah G. Traub	0/$0.0	0/$0.0	0/$0.0

+	Total net assets are in millions.
*	The number of other accounts managed is shown as of November 30, 2009. The total net assets in those accounts are shown as of November 30, 2009.

2.	The following replaces the rows of the table regarding the Developing Local Markets Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” in the Statement of Additional Information:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Local Markets Fund	Robert I. Gerber*					X
	Leah G. Traub			X

*	The amount shown is as of December 18, 2009.

Please retain this document for your future reference.

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